LORD ABBETT SECURITIES TRUST
Lord Abbett Alpha Strategy Fund

Supplement dated February 2, 2012 to the
Prospectus dated March 1, 2011

The following replaces “Appendix A: Underlying Funds of Alpha Strategy Fund” on pages A-1 through A-3 of the prospectus in its entirety:

APPENDIX A: UNDERLYING FUNDS OF ALPHA STRATEGY FUND

The underlying funds have their own investment objectives and policies. These funds currently consist of:

•	Lord Abbett Calibrated Mid Cap Value Fund (“Calibrated Mid Cap Value Fund”)

•	Lord Abbett Developing Growth Fund (“Developing Growth Fund”)

•	Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”)

•	Lord Abbett International Opportunities Fund (“International Opportunities Fund”)

•	Lord Abbett Micro Cap Growth Fund (“Micro Cap Growth Fund”)

•	Lord Abbett Micro Cap Value Fund (“Micro Cap Value Fund”)

•	Lord Abbett Small Cap Blend Fund (“Small Cap Blend Fund”)

•	Lord Abbett Small Cap Value Fund (“Small Cap Value Fund”)

•	Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)

The table below sets forth the maximum percentage of Alpha Strategy Fund’s net assets that Lord Abbett normally expects to be allocated to underlying funds that primarily invest in equity securities, fixed income securities and international securities (“Asset Allocation”). The Asset Allocation percentages in the table below apply at the time of an investment in an underlying fund. Due to market fluctuations and other factors, the Fund’s actual allocations to the underlying funds may differ from the Asset Allocations. Although Lord Abbett reallocates the Fund’s assets among the underlying funds from time to time, it is not required to do so if market fluctuations cause the Fund’s actual allocations to the underlying funds to deviate from the Asset Allocations. The Fund may change the percent of its assets invested in any particular underlying fund without advance notice to shareholders. For purposes of the Asset Allocations, the Fund’s net assets do not include cash or cash equivalent transactions.

Underlying Funds By Category	Asset Allocation
Equity	100%
Fixed Income	0%
International	25% maximum

The Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies. The table below sets forth the underlying funds (denoted by an “X”) in which the Fund may invest. The Fund may change the amounts allocated to any or all of the underlying funds in which it may invest at any time without prior notice or shareholder approval.

U.S. Equity Funds
Calibrated Mid Cap Value Fund	X

Developing Growth Fund	X
Growth Opportunities Fund	X
Micro Cap Growth Fund	X
Micro Cap Value Fund	X
Small Cap Blend Fund	X
Small Cap Value Fund	X
Value Opportunities Fund	X
International Equity Fund
International Opportunities Fund	X

The following is a concise description of the investment objectives and practices of each underlying fund in which the Fund may invest. No offer is made in this prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our website at www.lordabbett.com.

Calibrated Mid Cap Value Fund

Seeks total return by investing principally in mid-sized U.S. and foreign companies. Uses fundamental research and quantitative analysis to focus on undervalued mid-sized companies that have the potential for capital appreciation.

Developing Growth Fund

Seeks long-term growth by investing in U.S. small cap growth stocks. Focuses on well-run small companies that have above-average earnings growth and are gaining market share in their respective industries.

Growth Opportunities Fund

Seeks long-term growth by investing in U.S. mid cap growth companies. Focuses on mid-sized companies with above-average earnings growth that are gaining market share.

International Opportunities Fund

Seeks a high level of total return by investing in small to medium sized foreign companies with improving fundamentals. Uses fundamental research and global sector research to identify potential investment opportunities.

Micro Cap Growth Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap companies that appear to have the potential for more rapid growth than the overall economy.

Micro Cap Value Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap company stocks trading at prices that do not reflect their potential worth and are therefore undervalued.

Small Cap Blend Fund

Seeks long-term growth of capital by investing primarily in small companies. Focuses on small companies with improving fundamentals and attractive growth prospects.

Small Cap Value Fund

Seeks long-term capital appreciation through investing in equity securities of U.S. small cap value companies. Focuses on undervalued small companies with attractive earnings prospects, proven operating experience, and seasoned management teams.

Value Opportunities Fund

Seeks long-term growth by investing in U.S. small cap and mid cap value companies that are believed to be undervalued.

Please retain this document for your future reference.